EXHIBIT 10.4

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

(i)	Employment Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and John M. Brown
(ii)	Employment Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and Eugene A. Soltero
(iii)	Letter Amendment dated as of October 1, 2004, between Zion Oil & Gas, Inc. and Eugene A. Soltero
(iv)	Employment Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and Glen H. Perry
(v)	Retention Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and Philip Mandelker
(vi)	Employment Agreement dated as of October 1, 2005, between Zion Oil & Gas, Inc. and David Patir
(vii)	Retention and Management Services Agreement dated as of November 1, 2005, between Zion Oil & Gas, Inc. and Richard Rinberg

Exhibit 10.4 (i)

Personal Employment Agreement (John Brown)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of January 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and John M. Brown of 600 St. Emelion Ct., Irving, Texas, (the "Employee").

WHEREAS, the Company was established in April 2000 by the Employee for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since its establishment, the Employee has been serving as Chairman and Chief Executive Officer of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee for the five-year period commencing on the effective date hereof were incorporated in a letter of intent dated September 2, 2003 and ratified by the Board on November 10, 2003; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of Chairman and Chief Executive Officer in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as Chairman and Chief Executive Officer of the Company. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity. The Employee shall be under the direct supervision, and comply with the directives, of the Board of the Company.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company.

1.3 Charitable Trusts. The Company has initiated the establishment of two charitable trusts or equivalent not-for-profit entities, one to be established in Israel and one to be established in the United States or such other jurisdiction as may be determined by the Board (the "Charitable Trusts"), to each of which the Company intends to assign or transfer the equivalent of a 3% overriding royalty or equivalent net profits interest. The Employee shall bear direct executive responsibility for and represent the Company in all matters concerning the establishment and organization of the Charitable Trusts. In establishing the Charitable Trusts, the Company shall take all steps necessary to appoint the Employee as the Chairman of the board of trustees or board of directors or equivalent governing body as may be established to supervise the activities of the Charitable Trusts (the "Governing Bodies"). Nothing in the Agreement shall be deemed to estop the Employee from receiving compensation from either or both of the Charitable Trusts in such manner and amounts as shall be determined in accordance with the organizational documentation of each of the Charitable Trusts. The Employee's term as Chairman of the Governing Bodies shall not be coextensive with the Term of this Agreement, as defined below, and the Company shall take all steps in connection with establishing the Charitable Trusts to provide in their organizational documents that the Employee's appointment as Chairman of the Governing Bodies shall be for such period as he is competent, physically and mentally, to serve as Chairman, and is not guilty of willful misconduct of any nature that would disqualify him to serve in the capacity of chairman or a member of the governing body of a not-for-profit, charitable organization.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the applicable Additional Term, but shall be extended for additional one year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the Additional Term then in effect. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2. For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of this Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

(a) all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and

(b) an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") of US $10,000 (US $120,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Employee Benefits

4.1 Insurance. Commencing January 1, 2004, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurance and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty three (23) working days at full pay. Vacation days may be accumulated for two (2) years, after which they must be used or redeemed; provided that accumulation of vacation days in excess of forty six (46) days may be approved by the Board in its discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accumulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Organizational Dues. Commencing January 1, 2004, the Company shall reimburse Employee periodic membership dues for the professional and other organizations and societies the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) One businessman's luncheon club

(b) One golf or fitness club

(c) The Dallas International Chamber of Commerce

(d) additional as may from time to time be approved by the Board.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Company's Management Executive Committee.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term, or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the

Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee both in his capacity as an officer, director and employee of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity, or arising out of the Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

13. Miscellaneous

13.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.2 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.3 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.4 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.5 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including without limitation that certain letter dated September 2, 2003 from the Company to the Employee "Re. "Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date.

13.6 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the County of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
ZION OIL & GAS, INC.
/s/ John M. Brown
By:	/s/ E A Soltero	John M. Brown
Name:	Eugene Soltero
Title:	President

Exhibit 10.4 (ii)

Personal Employment Agreement (Eugene Soltero)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of January 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and Eugene A. Soltero of 7127 Hillgreen Dr., Dallas, Texas, U.S.A. (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since October 2001, the Employee has been serving as President and Chief Operating Officer of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee for the five-year period commencing on the effective date hereof were incorporated in a letter of intent dated September 2, 2003 and ratified by the Board on November 10, 2003; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of President, Chief Operating Officer and, on an interim basis, Chief Financial Officer in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as President and Chief Operating Officer of the Company. Until such time as the Company retains the services of a Chief Financial Officer, the Employee shall also serve in such capacity. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity and as may be further defined from time to time by the Board or Chief Executive Officer. The Employee shall be under the direct supervision, and comply with the directives of, the Chief Executive Officer and the Board of the Company.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended for additional one (1) year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the Additional Term then in effect. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of this Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

(a) all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and

(b) an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") of US $16,667 (US $200,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Employee Benefits

4.1 Insurance. Commencing January 1, 2004, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurance and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty- three (23) working days at full pay. Vacation days may be accumulated for two (2) years, after which they must be used or redeemed; provided that accumulation of vacation days in excess of forty six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accumulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Professional Fees. Commencing January 1, 2004, the Company shall reimburse Employee professional license fees and periodic membership dues for the professional societies and business/social organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) State of Texas - Registered Professional Engineer

(b) American Society of Petroleum Engineers

(c) Dallas Petroleum Club

(d) One local golf or country club (e.g. Royal Oaks Country Club).

(e) additional as may from time to time be approved by the Chief Executive Officer.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Chief Executive Officer of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee, both in his capacity as an officer, director and employee of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity or arising out of Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

13. Miscellaneous

13.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.2 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.3 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.4 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.5 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including without limitation that certain letter dated September 2, 2003 from the Company to the Employee "Re: Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date.

13.6 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the county of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
ZION OIL & GAS, INC.
/s/ E A Soltero
By:	/s/ John Brown	Eugene A. Soltero
Name:	John Brown
Title:	Chairman & CEO

Exhibit 10.4 (iii)

Soltero Employment Agreement Amendment

John Brown

Zion Oil & Gas Chairman

October 15, 2004

Mr. Eugene A. Soltero

Zion Oil & Gas, Inc.

6510 Abrams Road, Suite 300

Dallas, Texas 75231

Dear Gene,

Further to your appointment at the Annual Meeting of the Board of Directors on September 28, 2004 as Chief Executive Officer of the company, I take pleasure in confirming that, in that connection and pursuant to section 3 of the Personal Employment Agreement between you and the company dated as of January 1, 2004 (the "Personal Employment Agreement"), the Board has resolved to increase your Base Salary to US $20,833 per month (US $250,000 annually) commencing October 1, 2004 and continuing for such period of time as you shall serve as Chief Executive Officer of the company, subject to the provisions of the Personal Employment Agreement.

As Chief Executive Officer you shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity in accordance with the provisions of the Certificate of Incorporation and Bylaws of the company and shall be under the direct supervision of, and comply with the directives of the Board.

Sincerely yours,

/s/John M. Brown

John M. Brown,

Chairman

Exhibit 10.4 (iv)

Personal Employment Agreement (Glen Perry)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of January 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and Glen H. Perry of 3600 Rock Prairie Rd., College Station, TX. 77845, U.S.A. (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since its establishment, the Employee has been serving as Executive Vice President of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee for the five-year period commencing on the effective date hereof were incorporated in a letter of intent dated September 2, 2003 and ratified by the Board on November 10, 2003; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of Executive Vice President in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as Executive Vice President of the Company and General Manager of Israeli Operations, with supervisory responsibility for all activities of the Israeli Branch. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity as may be further defined from time to time by the Board or Chief Executive Officer. The Employee shall serve under the direct supervision, and comply with the directives of, the Chief Operating Officer of the Company, and in his absence, of the Chief Executive Officer of the Company.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended for additional one (1) year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to end of the then applicable Additional Term. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of the Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

(a) all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and

(b) an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") of US $16,667 (US $200,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Employee Benefits

4.1 Insurance.

Commencing January 1, 2004, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurnace and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty three (23) working days at full pay. Vacation days may be accummulated for two (2) years, after which they must be used or redeemed; provided that accummulation of vacation days in excess of forty six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accummulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

(c) It is agreed that payment on account of sick leave as provided herein shall be deemed in full compliance with the Company's obligations to Employee under any applicable law.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Professional Fees. Commencing January 1, 2004, the Company shall reimburse Employee professional license fees and periodic membership dues for the professional societies and business/social organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) American Society of Petroleum Engineers

(b) One golf or fitness club

(d) additional as may from time to time be approved by the Chief Executive Officer.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Chief Executive Officer or the President of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Relocation

7.1 Obligation to Relocate. At the Company's request, which may be given in the Company's sole discretion (a "Relocation Notice"), the Employee shall relocate to Israel for such period as the Company shall deem in its best interests.

7.2 Employee Benefits in the Event of Relocation. Upon relocation to Israel as aforesaid and during the period of Employee's employment in Israel, Employee and Company will seek the advice of a competent tax authority to determine the best combination status and benefits for both the Employee and Company. The total compensation cost to the Company for such package shall be equal to or less than the cost to the Company for the package of salary, benefits and other compensation set forth in Sections 7.3 through 7.5 below.

7.3 An Israeli Managers Insurance Policy ("Bituach Mnahalim") providing for:

(i) allocation and payment by the Company to a Provident Fund ("Kupat Gemel") (as defined in Section 47 of the Israeli Income Tax Ordinance) (the "Fund") a sum equal to 13⅓% of the Employee's Salary as it may be from time to time (such sum, the "Company's Contribution"), to be allocated as follows" (X) 8⅓% towards Severance Pay (Pitzuei Piturim"); and (Y) 5% to pension benefits ("Tagmulim");

(ii) payment by the Company of an amount equal to 21/2% of the Employee's Salary towards the purchase of disability insurance for the Employee; and

(iii) deduction by the Company of an amount equal to 5% of the Employee's Salary (the "Employee's Contribution") and deposit of such sum in the fund to be allocated to pension benefits (Tagmulim);

(iv) in the event of the termination or failure to extend the term of this Agreement for any reason whether at the Company's or the Employee's instance, release to the Employee's benefit all funds that have accrued to the Employee's benefit; provided that in the event of termination of this Agreement by the Company for Cause or by the Employee in circumstances under which the Company would have the right to deny the Employee severance pay ("Pitzuei Piturim") pursuant to the provisions of the Israeli Severance Pay Law, 5723-1953, in whole or in part, the Employee shall be entitled to the release of only such sums as accrued in the Fund attributable to the Employee's Contribution.

(v) That part of the Company's Contribution allocated as provided in clause (i)(X) of this Section 7.3 above, together with all income thereon of whatever nature, shall be on account of Severance Pay that shall be due, if due, to Employee pursuant to the provisions of clause (iv) of this Section 7.3 or pursuant to the Israeli Severance Pay Law, 5723-1953.

7.4 Additional Employee Benefits. Additional benefits providing for:

(a) Recuperation Allowance ("Dmei Havra'ah") of ten (10) days per year at a rate provided from time to time by applicable Israeli law. The Recuperation Allowance shall be paid semi-annually at the rate of five (5) days per each semi-annual period together with payment of the Employee's June and December Salaries; and

(b) provided that the Employee has a driver's license valid for driving in Israel he shall have the full-time use one four-wheel drive vehicle on a regular basis due to the 24 hour nature of his responsibilities, the expenses of which shall be paid by the Company; and

(c) the Company shall arrange for parking for the Employee at his place of work and shall reimburse him for his parking expenses based on receipts he shall produce to the Company.

7.4 Currency and Tax Payments. Following the Employee's relocation to Israel, such part of Employee's Salary shall be paid in Israel in NIS at the Representative Rate of the U.S.Dollar as against the NIS last published by the Bank of Israel and known at the time of payment (the "Representative Rate") and such part in United States Dollars outside of Israel as Employee may request, provided that (a) the Company withhold and pay to the Israeli Income Tax, National Insurance and other relevant authorities, if any, whether in Israel or the United States, in timely manner all amounts as may be due from time to time on Employee's Salary in full and associated payments under applicable Israeli law, and (b) pursuant to section 7.3 above, the Company make payments thereunder as provided in accordance with the terms of the Manager's Insurance Policy purchased on the basis of the Employee's Salary as such may be from time to time.

8. Propriety Information

8.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

8.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

8.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any

Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

8.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

8.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 8.4 mutatis mutandis.

8.6 The Employee's undertakings in this section 8 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

9. Non-Competition

9.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting or considering the conduct of petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

9.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

9.3 If any one or more of the terms contained in this section 9 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

10. Indemnification and Insurance

10.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

10.2 The right to indemnification under this section 10 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

10.3 The Company shall purchase and maintin insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee both in his capacity as an officer, director and employee of the Company and if be so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity, or arising out of the Employee's status as such.

11. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with the Social Insurance and Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

12. Mutual Representations

12.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

12.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

12.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

13. Notice; Addresses

13.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 13.2 below.

13.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) or, if the Employee has been relocated to Israel and changed his address for notice purposes to an address in Israel, five (5) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

14. Miscellaneous

14.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

14.2 The provisions of this Agreement are in lieu of the provisions of any collective bargaining agreement or arrangement and, therefore, no collective bargaining agreement or arrangement shall apply with respect to the relationship between the parties hereto (subject to the applicable provisions of law).

14.3 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

14.4 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

14.5 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

14.6 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including without limitation that certain letter dated September 2, 2003 from the Company to the Employee "Re: Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date.

14.7 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the County of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ZION OIL & GAS, INC.
/s/ Glen H. Perry
By:	/s/ John Brown	Glen H. Perry
Name:	John Brown
Title:	Chairman & CEO

Exhibit 10.4 (v)

Retention Agreement (Philip Mandelker)

ZION OIL & GAS, INC.

6510 Abrams Road, Dallas, TX 75231

214-221-4610

As of January 1, 2004

Mr. Philip Mandelker,

44 Tagore Street

Tel Aviv, Israel

Re: Retention Agreement

Dear Mr. Mandelker,

This letter serves to confirm our agreement with you to retain your services as outside General Counsel and Corporate Secretary of Zion Oil & Gas, Inc. (the "Company"). Such services shall include: (i) oversight responsibility for administrative and financial matters of the Company's Israeli Branch, reporting to the Executive Vice-President and General Manager of Israeli Operations; and (ii) legal oversight responsibility for the corporation, reporting to the President and Chief Operating Officer. In consideration for your services, you shall receive a monthly retainer as follows:

During the period commencing January 1, 2004 the NIS equivalent of $12,500 per month, plus out of pocket disbursements, plus VAT.

In addition, the Company shall pay the law firm with which you are associated a monthly office services fee of the NIS equivalent $2,000, plus VAT. Commencing January 1, 2004, the Company shall also bear the cost of a cell phone (one line) and your professional fees and insurance related to the performance of your duties.

As soon as practicable following the date upon which the Company shall have closed $8,000,000 in subscriptions of its initial public offering as currently on file with the U.S. Securities and Exchange Commission, the Company shall employ you as its Executive Vice President and General Counsel pursuant to the attached Executive Employment Agreement.

Very truly yours,

ZION OIL & GAS, INC.

/s/ John M. Brown

John M. Brown, Chairman and CEO

ACCEPTED AND AGREED:

_/s/ Philip Mandelker

Philip Mandelker

Personal Employment Agreement

(Attached to and made a part of that certain Retention Agreement dated as of January 1, 2004)

This Personal Employment Agreement (the "Agreement") is entered into as of the ___ day of _______ 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and Philip Mandelker of 44 Tagore St., Tel-Aviv, 69341, Israel (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since the establishment of the Company, the Employee, an attorney in private legal practice, has been serving as General Counsel of the Company and, since 2002 as the corporate Secretary of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee's services for the period commencing January 1, 2004 were fixed in a written retention agreement effective as of January 1, 2004 (the "Retention Agreement"); and

WHEREAS, the Company and Employee desire to restructure their relationship so that the Employee join the Company as a full time employee and continue to serve the Company in the capacity of Executive Vice President and General Counsel of the Company in accordance with the terms and conditions set forth in this Agreement

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties; Termination of Retainer Agreement

1.1 Appointment and Duties. The Employee shall be employed as Executive Vice President and General Counsel of the Company. Until such time as the Board shall appoint another person to serve as Secretary of the Company, the Employee shall also fill the duties of Secretary of the Company. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar Employee capacity, with such responsibilities to include those of Chief Compliance Officer of the Company and officer with executive oversight responsibilities for administrative, financial and legal activities of the Company's Israeli Branch, and as may be further defined by the Board. Insofar as his executive oversight responsibilities for administrative, financial and legal activities of the Company's Israeli Branch are concerned, Employee shall be under supervision of the General Manager of Israeli Operations. Insofar as all his other responsibilities are concerned, including (but not limited to) responsibilities of General Counsel and Chief Compliance Officer, Employee shall be under the direct supervision of the President and Chief Operating Officer. Nothing herein shall derogate from Employee's obligations in fulfilling his duties as General Counsel and Chief Compliance Officer to the Board and any committee thereof.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company. The Employee acknowledges hereby that the terms of his employment, the circumstances thereof, and the nature of his work require an unusual amount of personal trust as set out in the Israeli Hours of Employment and Rest Law, 5711-1951, and therefore, the said law shall not apply to the Employee's employment with the Company.

1.3 Termination of Retainer Agreement and Ancillary Arrangements

1.3.1 As of the Effective Date, the Retainer Agreement shall terminate.

1.3.2 Upon the termination of the Retainer Agreement and the entry into effect of this Agreement, the Company shall pay (a) to the Employee all monies, including Value Added Tax ("VAT"), at the applicable rate due and owing to the Employee on account of services rendered and disbursements incurred on behalf of the Company and (b) to the law firms with which the Employee was associated during the period commencing January 1, 2003 and through the Effective Date all monies, including VAT thereon, due and owing to the said law firms for the services, including office support services, rendered by those law firms as provided by the Retainer Agreement.

1.3.3 If the Effective Date is after January 1, 2004 (such period between January 1, 2004 and the Effective Date, the "Benefits Compensation Period"), then, at the Employee's option, notified to the Company no later than fifteen (15) days following the Effective Date, the Company shall:

  in the context of the manager's insurance plan ("Bituach Menahalim") to be established for the Employee pursuant to section 4.1 below, purchase on behalf of the Employee coverage for the Benefits Compensation Period at rates calculated on the basis of the Base Salary, as defined below, to the same extent as if the Effective Date were January 1, 2004; or

(b) pay to Employee a cash payment in the amount of 13⅓% plus an additional 21/2% (in total 15 5/6%) of the total retainer payments to which Employee was entitled pursuant to the Retainer Agreement for the Benefits Compensation Period, plus VAT thereon. If Employee shall choose this option (b), the Company shall pay to Employee the amounts due hereunder no later than thirty (30) days following the Effective Date against receipt of a VAT tax invoice and receipt from Employee

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under the Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of the Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the applicable Additional Term. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided in sections 2.2 and 2.3 above or between the date of the notice of intent not to extend the Term and the date of the termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 or 2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 - 2.5.3 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall pay to the Company as liquidated damages an amount equal to his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of the Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

  all sums, including Salary pursuant to section 3 below, Social Insurance and Employee Benefits as provided in section 4.1 - 4.3 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 above, and pursuant to section 2.5.1 above and to section 2.5.3 below, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

2.5.3 Release of Social Benefit Funds. In the event of the termination or the failure to extend the term of this Agreement for any reason whether at the Company's or the Employee's instance, the Company shall release to the benefit of the Employee all funds that have accrued to the Employee's benefit in the severance pay and pension funds established pursuant to section 4.1 below; provided that in the event of termination of this Agreement by the Company for Cause or by the Employee in circumstances under which the Company has the right to deny the Employee severance pay ("Pitzuei Piturim") pursuant to the provisions of the Israeli Severance Pay Law, 5723-1953 ("Severance Pay"), in whole or in part, the Employee shall be entitled to the release only of such sums as accrued in the funds attributable to the Employee's Contributions pursuant to section 4.1(d) below.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") in an amount in New Israeli Shekelim (NIS) as follows:

for the period commencing the Effective Date, US $16,667 (US $200,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"),

calculated at the representative rate of the US Dollar as against the NIS, last published by the Bank of Israel and known at the time of payment (the "Representative Rate"), payable to Employee in NIS on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Social Insurance and Employee Benefits

4.1 Severance Pay and Pension Benefits.

  The Company shall allocate and pay to a Provident Fund ("Kupat Gemel") (as defined in Section 47 of the Israeli Income Tax Ordinance) (such Provident Fund, the "Fund") in the framework of a manager's insurance plan ("Bituach Mnahalim") or in such other framework, at the option of the Employee and subject to the consent of the Company, a sum equal to 13⅓% of the Employee's Salary as it may be from time to time (such sum, the "Company's Contribution").

  The Company's Contribution shall be allocated as follows:

    8⅓% towards Severance Pay; and

    5% to pension benefits ("Tagmulim").

  The Company shall also pay an amount equal to 21/2% of Employee's Salary towards the purchase of disability insurance for the Employee.

  The Company shall deduct from the Employee's Salary as it may be from time to time an amount equal to 5% of the Salary (the "Employee's Contribution") and deposit such sum in the Fund. The Employee's Contribution shall be allocated in full to pension benefits (Tagmulim).

  That part of the Company's Contribution allocated as provided in clause (b)(i) of this section 4.1 above, together with all income thereon of whatever nature, shall be on account of Severance Pay that shall be due, if due, to Employee pursuant to the provisions of section 2.5.3 above or pursuant to the Israeli Severance Pay Law, 5723-1953.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty three (23) working days at full pay. Vacation days may be accummulated for two years, after which they must be used or redeemed; provided that accummulation of vacation days in excess of forty six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Recuperation Allowance. Employee shall be entitled to Recuperation Allowance ("Dmei Havra'ah") of ten (10) days per year at the rate provided from time to time by applicable law. The Recuperation Allowance shall be paid semi-annually at the rate of five (5) days per each semi-annual period together with payment of the Employee's June and December Salaries.

4.4 Sick Pay

  The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accummulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan purchased by or for the benefit of the Employee pursuant to section 4.1 above.

  The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

  It is agreed that payment on account of sick leave as provided herein shall be deemed in full compliance with the Company's obligations to Employee under the Israeli Sick Pay Law, 5736-1976.

5. Additional Benefits

5.1 Vehicle Expenses and Parking.

  Commencing January 1, 2004 and provided that the Employee has a valid driver's license and valid vehicle license, the Company shall pay the Employee monthly a vehicle maintenance allowance in an amount in NIS equal to US $150 (US Dollars One Hundred and Fifty) (calculated at the Representative Rate). This amount shall be paid as the Company's participation in the Employee's expenses in maintaining his vehicle so that it is available for use by the Employee in connection with Company business, including travel between his residence and his place of work.

  The Company shall arrange for parking for the Employee at his place of work and shall reimburse him for his parking expenses based on receipts he shall produce to the Company.

5.2 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.3 Professional Fees. Commencing for calendar year 2004, the Company shall reimburse Employee professional license and professional liability fees and periodic membership dues for the professional societies and social/business organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

  Israel Chamber of Advocates (National and District Committees).

  State of New York Attorney Registration Fee.

  American Bar Association.

  Professional Liability Insurance as provided by the Israel Chamber of Advocates in connection with its annual license/membership fee.

  One golf, boating or fitness club

  Additional as may from time to time be approved by the Chief Executive Officer

5.4 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Chief Executive Officer or the President of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting or considering the conduct of petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee, both in his capacity as an officer, director and employer of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity or arising out of Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with the Social Insurance and Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered airmail or delivered by hand or international courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered airmail or international courier service, as aforesaid, five (5) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class airmail.

13. Miscellaneous

13.1 The preamble to this Agreement constitutes an integral part hereof.

    Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.3 The provisions of this Agreement are in lieu of the provisions of any collective bargaining agreement or arrangement and, therefore, no collective bargaining agreement or arrangement shall apply with respect to the relationship between the parties hereto (subject to the applicable provisions of law).

13.4 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.5 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.6 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.7 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including that certain letter dated September 2, 2003 from the Company to Employee "Re: Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date, including without limitation those services rendered prior to the Effective Date pursuant to the Retainer Agreement.

13.8 It is hereby agreed between the parties that the laws of the State of Israel shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with the Agreement shall be the courts of appropriate jurisdiction in Tel Aviv - Jaffa.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ZION OIL & GAS, INC.

By:	Philip Mandelker
Name:
Title:

Exhibit 10.4 (vi)

Personal Employment Agreement (David Patir)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of October 2005 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and David Patir of 5630 Avalon Way, Houston, Texas, 77057. (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since July 2005, the Employee has been serving as acting chief financial officer of the Company at the pleasure of chief executive officer and the Board of Directors of the Company (the "Board"); and

WHEREAS, the terms of retention of the Employee for the three-year, three-month period commencing on the effective date hereof were approved by the Board on October 27, 2005; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of Senior Vice-President and Chief Financial Officer in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as Senior Vice-President and Chief Financial Officer of the Company. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity and as may be further defined from time to time by the Board, the President or Chief Executive Officer. The Employee shall be under the direct supervision, and comply with the directives of, the President and, in his absence, the Chief Executive Officer of the Company.

1.2 Extent of Services. Effective January 1, 2006, the Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company; except until such time as the financial conditions of the Company permit the continuous and prospectively continuous payment of full compensation (without need of compensation deferral by executives), Employee may maintain supplemental income through his current consulting group. Between the Effective Date and January 1, 2006, Employee shall be employed as a consultant, providing the Company on a part-time basis with his services as Senior Vice-President and Chief Financial Officer.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended for additional one (1) year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the Additional Term then in effect. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of this Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, plus, in the event termination occurs after one year of service, 1/6 of one month's Base Salary (as defined below) for each month of full-time service.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Compensation

As compensation for the Employee's services hereunder for the period October 1, 2005 through December 31, 2005, the Company shall pay the Employee a consulting fee of $10,000 per month. As compensation for the Employee's services hereunder for the period commencing January 1, 2006 the Company shall pay the Employee a monthly gross salary (the "Salary") of US $14,583 (US $175,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

As additional compensation hereunder, Employee shall be awarded a 5-year option to purchase 80,000 shares of the Company's common stock at $5.00 per share, vesting one-third at the end of each year of full-time employment. In case of termination other than for cause or disability, 100% of the shares will be vested.

4. Employee Benefits

4.1 Insurance. Commencing January 1, 2006, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurance and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty-three (23) working days at full pay. Vacation days may be accumulated for two (2) years, after which they must be used or redeemed; provided that accumulation of vacation days in excess of forty-six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accumulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2006, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Professional Fees. Commencing January 1, 2006, the Company shall reimburse Employee professional license fees and periodic membership dues for the professional societies and business/social organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) State of Texas, State of Israel--registration fees as a Certified Public Accountant

(b) One luncheon club

    One athletic/sports club

    Continue education to maintain license in the State of Texas

    Participate in the yearly C.P.A. conference organized by the Institute of C.P.A. in Israel

(f) additional as may from time to time be approved by the Chief Executive Officer.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the President of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be eligible to be granted an in interest in Plan income attributable to wells drilled subsequent to the Ma'anit #1 (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. Grant of any interest in the Plan is strictly discretionary by the Company and is based on recommendations of Employee's immediate supervisor (the President of the Company) and the approval of the Plan's management committee and the Board's Compensation Committee.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee, both in his capacity as an officer, director and employee of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity or arising out of Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

13. Miscellaneous

13.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.2 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.3 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.4 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.5 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement.

13.6 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the county of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
ZION OIL & GAS, INC.
/s/ David Patir
By:	/s/ E. A. Soltero	David Patir
Name:	Eugene A. Soltero
Title:	President

Exhibit 10.4 (vii)

Retention and Management Services Agreement (Richard J. Rinberg)

Zion Oil & Gas, Inc.

6510 Abrams Rd.

Dallas, Texas 75231

As of November 1, 2005

Mr. Richard Rinberg

Re: Retention and Management Services Agreement ("Agreement")

Dear Mr. Rinberg,

This letter comes to confirm our agreement pursuant to which Zion Oil & Gas, Inc. ("Zion" or "Company") shall retain your ("Rinberg's") services to render management services to the Company, including advisory services to the Company's Chairman of the Board and Chief Executive Officer and to perform such other duties as the Company's Board, Chairman or Chief Executive Officer may from time to time determine (collectively, the "Services"). During the period Rinberg shall be providing the Services under this Agreement, Rinberg shall be appointed to serve and shall serve as President of Zion in accordance with provisions of the Bylaws of Zion and subject to the terms and conditions of this Agreement.

1. Term and Termination

(a) The term of this Agreement shall be for the twenty-four month period commencing November 1, 2005 and terminating on October 31, 2007 (the "Term").

(b) Notwithstanding, this Agreement may be terminated prior to October 31, 2007 in the following circumstances: (i) on 90 days prior written notice, by Zion in the event of Rinberg's disability (for purposes hereof, a physical or mental infirmity which impairs Rinberg's ability to substantially perform his duties hereunder which infirmity continues for a period of at least 120 days during any 365 day period); (ii) for cause by Zion upon written notice to Rinberg in which the basis for termination shall be set forth (for purposes hereof, "cause" shall be a serious breach of trust, including but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of the Company's confidential or proprietary information or the engaging by Rinberg in any prohibited business competitive with the business of the Company or its affiliates); (iii) on 90 days prior written notice, by Zion at its discretion other than for cause; or (iv) on 90 days prior written notice by Rinberg at his discretion.

2. Scope of Engagement. Zion engages Rinberg's services for the purpose described in the introductory paragraph of this Agreement. In providing such services, Rinberg shall dedicate as much time as necessary to fulfill all his duties to the Company in a professional and efficient manner. Such services shall be rendered at the offices of the Company in the United States, Israel, at Rinberg's home office or at such other places as reasonably requested by Zion in consultation with Rinberg. It is specifically understood that Rinberg is acting hereunder as an independent contractor and that this Agreement shall not be construed to create an employment relationship between Zion and Rinberg. It is acknowledged that Rinberg has and may during the Term have and maintain other business and commercial interests and activities of various kinds, both on his own behalf and on behalf of others. Rinberg shall have the right to render services of whatever nature to others, including the same or similar services as those to be rendered to Zion hereunder, provided that the rendition of such services shall not be such as to interfere with the timely, efficient and professional performance of the services to be rendered to Zion hereunder, and further provided that such services shall not be rendered to persons or entities or in connection with enterprises that are engaged in activities competing with Zion in the field of petroleum exploration, production or marketing in Israel or any other region or territory in which Zion is conducting petroleum exploration, production or marketing activities or any other activities in the energy sector in Israel in which Zion or an affiliate of Zion is engaged.

3. Compensation.

(a) As compensation for services hereunder for the Term, Zion shall pay Rinberg a fee of $500,000 (the "Fee") which Fee shall be prorated at a rate of $20,833 per month for the 24 month period commencing November 1, 2005.

(b) The Fee shall be paid in the form of shares of 200,000 shares of authorized and unissued $0.01 par value common stock of the Company (the "Shares"), valued at $2.50 per share. The Shares shall be issued as provided in clause (a) of paragraph 4 below, subject to the restrictions as set forth in clauses (b), (c), (e), (g) and (h) of paragraph 4 below and to the sell back obligations and buy back rights as provided in clause (f) of paragraph 4 below.

4. The Shares - Terms of Issuance, Restrictions and Sell Back/Buy Back Obligations and Rights

(a) Subject to the approval of the Israeli Income Tax Authority (the "ITA"), the Shares shall be issued to Rinberg pursuant to Section 102 of the Israeli Ordinance (New Version), 1961, as amended (the "Ordinance") and any regulations, rules, orders and procedures promulgated thereunder (the "Regulations"). The Shares shall be issued to and in the name of a trustee (the "Trustee") appointed by the Company and approved by the ITA to hold the Shares for purposes of Section 102 of the Ordinance ("Section 102"), pursuant to an agreement between the Company and Trustee providing inter alia for the Trustee's agreement to act with respect to the Shares in accordance with the provisions of Section 102 and the Regulations and with the provisions of this Agreement. The agreement between the Company and Trustee (the "Trust Agreement") shall be fully binding on Rinberg, as shall be the provisions of Section 102, as maybe amended from time to time.

(b) Subject to the provisions of clauses (f) and (g) of this paragraph 4, the Shares, and all rights related to them, including bonus shares, if any, shall be held by the Trustee in trust for the benefit of Rinberg for a period of 24 months following the issuance of the Shares or such shorter period as approved by the ITA under the terms of Section 102; provided, however, that in no circumstances shall the Trustee release such portion of the Shares as which the Company maintains buy back rights and as to which Rinberg has buy back obligations under clause (f) of this paragraph 4 through October 31, 2007. (The period during which the Shares must be held by the Trustee hereunder, the "Shares Lock-Up Period"; the period during which the Shares must be held by the Trustee under Section 102, the "102 Lock-up Period").

(c) Rinberg shall be prohibited from selling, transferring, hypothecating or disposing in any way, other than by operation of law the Shares until the end of the Shares Lock-up Period. If Rinberg voluntarily sells or otherwise transfers the Shares before the end of the 102 Lock-up Period, the provisions of Section 102 relating to non-compliance with the Lock-up period shall apply.

(d) Following the end of the Shares Lock-up Period with respect to all or any portion of the Shares no longer subject to any of the Shares lock-up provisions, the Trustee will transfer the Shares to Rinberg upon demand, subject to the provisions of clauses (e), (g) and (h) of this paragraph 4, if and to the extent still applicable, but in no event before all taxes due, if any, have been paid in full and, by signing this Agreement, Rinberg authorizes the Trustee not to transfer any Shares prior to the full payment of all applicable taxes. Upon request by the Company, Rinberg shall also sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith by the Trustee with respect to the Shares as issued to the Trustee as contemplated hereby.

(e) In addition to the restrictions pursuant to which the Shares shall be issued as required by Section 102 and the Regulations, the Shares shall be issued in accordance with the provisions of, and subject to the restrictions of Regulation S promulgated pursuant to the Securities Act of 1933, as amended.

(f) If the Agreement is terminated prior to the Term, then Rinberg and, to the extent the Shares are held by the Trustee, the Trustee shall sell back to the Company and the Company shall have the right and obligation to repurchase from Rinberg and the Trustee that number of Shares (as may be adjusted in the case of increase or decrease in the number of issued Shares resulting from a share split, reverse shares split, share dividend, recapitalization, combination or reclassification of the Shares, rights issues or any other increase or decrease in the number of issued Shares in each case effected without receipt of consideration by the Company ["Recapitalization Adjustment"]) as shall equal the percentage of the total number of Shares issued, being 200,000 (as such may be adjusted in the event of a Recapitalization Adjustment), as the number of days between the date the termination to this Agreement becomes effective as provided by paragraph 1(b) and October 31, 2007 bears to 728 (such Shares being the "Divested Shares"). The price par share at which Rinberg and the Trustee shall sell the Divested Shares back to the Company and at which the Company shall repurchase the Divested Shares shall be the par value of such Shares, or $0.01 per Share (as such may be adjusted in the event of a Recapitalization Adjustment.)

(g) The Shares whether held by and in the name of Rinberg or the Trustee shall be subject to a voting agreement with and irrevocable proxy in favor of John M. Brown in form and substance of that agreement attached as Annex A hereto (the "Voting Agreement"). The Voting Agreement shall be signed by Rinberg and the Trustee no later than the date the Shares are issued pursuant hereto.

(h) For so long as any of the Shares are subject to any of the restrictions pursuant to this paragraph 4, each certificate issued to Rinberg or the Trustee or any nominee or subsequent transferee of the Shares, such certificate shall be stamped or otherwise imprinted by an appropriately drafted legend noting that the Shares subject of the certificate have not been registered under the Securities Act of 1933, as amended, may not be offered for sale, sold, transferred or otherwise disposed of unless registered or exempt from registration and, further, that such Shares are subject to such further and additional limitations and restrictions as provided in this Agreement, the Trust Agreement and the Voting Agreement, as well as pursuant to the provisions and limitations of Regulation S.

5. The Shares - Additional Tax Related Provisions

(a) Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the issuance and/or sale of the Shares will be borne by Rinberg who will be solely liable for all such taxes, fees and other liabilities. Rinberg agrees to indemnify the Company and hold them harmless against any and all liability for any such tax or interest or penalty thereon.

(b) If the Company or the Trustee determines that it is required to withhold any tax as a result of the issuance of the Shares, Rinberg shall make arrangements satisfactory to the Company or the Trustee to enable them to satisfy all withholding requirements. Rinberg shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the dispositions of any of the Shares.

6. Additional Compensation

(a) In addition to the compensation as set forth in paragraph 3 above, Rinberg shall be reimbursed for all reasonable out of pocket expenses (including, without limitation, Rinberg's expenses in maintaining and using one cellular phone [one number] and travel expenses) incurred by Rinberg on Zion's behalf or in connection with the performance of services hereunder in accordance with the expense reimbursement policy adopted by Zion or with the prior approval of the Company's Chief Executive Officer or Chairman.

(b) The Company shall bear up to $7,000 of the cost of tax and related advice and services rendered to Rinberg in connection with his retention and compensation arrangements under this Agreement. Except to the extent otherwise provided in this Agreement, the Company shall also bear any fees and expenses of the Trustee for acting as trustee with respect to the Shares under the Trust Agreement.

(c) The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profit interests (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, Rinberg shall be eligible to be granted an interest in Plan income attributable to wells drilled subsequent to the Ma'anit #1 Reentry on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. Grant of any interest in the Plan shall be determined by the Plan management committee or equivalent body and subject to the approval of the Compensation Committee of the Company's Board.

7. Personal Service Agreement. It is understood and agreed that this is a personal services agreement between Rinberg and the Company and that at all times the services contemplated hereby shall be rendered personally by Rinberg. In the event of any change in the form of Rinberg's business arrangements or organization or other occurrence materially frustrates this intent, the Company may immediately terminate this Agreement unless otherwise agreed by the parties. In the event the Company shall merge or consolidate with or sell or otherwise transfer all or substantially all of its assets to any other corporation or entity, any such corporation or entity must assume all the obligations of the Company hereunder.

If the foregoing sets forth your understanding of our agreement, please indicate your acceptance by signing in the space provided below.

Very truly yours,

Zion Oil & Gas, Inc.

/s/ E A Soltero________

Eugene A. Soltero, CEO

Accepted and Agreed

/s/ Richard Rinberg____

Richard Rinberg

ANNEX A

STOCKHOLDERS' AND VOTING AGREEMENT

This STOCKHOLDERS' AND VOTING AGREEMENT, effective as of the first day of November, 2005, is made by and among Zion Oil & Gas, Inc., a Delaware corporation (the "Company"), John M. Brown ("Brown") and Richard J. Rinberg (the "Stockholder).

ARTICLE I
DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

"Affiliate" means, with respect to any Person, a Person that controls, is controlled by, or is under common control with such Person (it being understood that a Person shall be deemed to "control" another Person, for purposes of this definition, if such Person directly or indirectly has the power to direct or cause the direction of the management and policies of such other Person, whether through holding beneficial ownership interests in such other Person, through contracts or otherwise).

"Agreement" means this Stockholders' and Voting Agreement, as such may be amended from time to time.

"Beneficially Own" or "Beneficial Ownership" with respect to the Shares, or any securities, means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding whether or not in writing.

"Bylaws" means the Bylaws of the Company, as such may be amended from time to time.

"Business Day" means a day of the year on which banks are not required or authorized to close in Dallas, Texas.

"Certificate of Incorporation" means the Certificate of Incorporation of the Company, as such may be amended from time to time.

"Common Stock" means the shares of common stock of the Company, par value $0.01 per share.

"Company" is defined in the preamble to this Agreement.

"DGCL" means the General Corporation Law of the State of Delaware, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Irrevocable Proxy" is defined in Section 4.03(a).

"Permitted Transfer" is defined in Section 2.02.

"Person" means an individual, corporation, partnership, trust, limited liability company, a branch of any legal entity, unincorporated organization, joint stock company, joint venture, association, governmental entity or other entity or organization.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means 200,000 shares of Common Stock issued and/or issuable to Stockholder or Stockholder's nominee pursuant to that certain Retention and Management Services Agreement between Stockholder and the Company dated as of the effective date hereof (the " Retention Agreement").

"Transfer" means the sale, transfer, gift, conveyance, assignment, pledge, hypothecation, mortgage or other encumbrance or disposition of all or any part of Stockholder's Shares, whether voluntarily or involuntarily, by operation of law, pursuant to judicial process, divorce decree, property settlement, bankruptcy or otherwise.

ARTICLE II
RESTRICTIONS ON TRANSFER OF COMMON STOCK

2.01 Restriction on Transfers. Stockholder may not Transfer all or any portion of the Shares of the Company now owned or hereafter acquired by it, except in connection with, and strictly in compliance with, the conditions of this Article II or the Retention Agreement. Any other purported disposition shall be void and ineffectual and shall not operate to transfer any interest or title to the purported transferee.

2.02 Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, a Stockholder may, at any time or from time to time, Transfer any of its Shares in one or more of the following transactions (a "Permitted Transfer"):

  Stockholder that is a natural person may Transfer any of such Stockholder's Shares to members of such Stockholder's immediate family or to a trust, partnership or other entity established for the benefit of such Stockholder or members of such Stockholder's immediate family upon such Stockholder giving written notice to the Company of such Transfer, provided that each transferee executes a joinder to this Agreement, in substantially the form of Exhibit A, agreeing to be bound as Stockholder to the terms of this Agreement;

  any other Transfer upon Stockholder giving written notice to the Company of such Transfer, provided that such transferee executes a joinder to this Agreement in substantially the form of Exhibit A, agreeing to be bound as Stockholder to the terms of this Agreement and Brown approves the Transfer in writing.

2.03 Transfer by Reason of Death or Divorce.

  In the event of the death of Stockholder, the Shares of the Stockholder may be Transferred by the executor or administrator of the estate to any heir or descendent of Stockholder upon such executor or administrator giving written notice to the Company of such event, provided that the transferee executes a joinder to this Agreement, in substantially the form of Exhibit A, agreeing to be bound as Stockholder to the terms of this Agreement.

  In the event of the division of community property of Stockholder upon divorce and such Stockholder's spouse is awarded some or all of the Shares owned by Stockholder, a Transfer of Shares to the Stockholder's spouse may be made upon written notice of such event given by Stockholder to the Company, provided that the transferee executes a joinder to this Agreement, in substantially the form of Exhibit A, agreeing to be bound as Stockholder to the terms of this Agreement.

2.04 Assumption by Transferee. Any transferee to whom Shares may be Transferred pursuant to this Agreement shall take such Shares subject to all of the terms and conditions of this Agreement and shall not be considered to have title thereto until said transferee shall have accepted and assumed the terms and conditions of this Agreement by executing a joinder agreement, in substantially the form of Exhibit A, to that effect delivered to the Company, at which time such transferee shall succeed to all rights of his transferor except as such rights may be otherwise limited by other provisions of this Agreement, the Certificate of Incorporation or the Bylaws.

2.05 Cost of Transfers. Each party shall bear its own costs of the transfer. The Company shall bear the cost of the Company's legal counsel.

ARTICLE III
LEGENDS AND FILING

3.01 Legends on Certificates.

  Stockholder acknowledges that none of the Shares have been registered under the Securities Act or registered or qualified under any state securities laws; that the provisions of Rule 144 promulgated under the Securities Act currently are not available for the public resale of the Shares; that the Shares therefore are not and will not be Transferable in the absence of a registration statement with respect to such shares or an applicable exemption from registration; and that a legend in substantially the following form will be typed or otherwise printed on the certificates representing the Shares:

              "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities laws (collectively, "Securities Laws"). No registration or transfer of such securities will be made on the books of the Company unless such transfer is made in connection with an effective registration statement under applicable Securities Laws or pursuant to an exemption from the registration requirements of applicable Securities Laws."

  The certificates representing the Shares owned by Stockholder, whether now outstanding or hereafter to be issued during the term of this Agreement, may, at the discretion of the Company, have conspicuously endorsed upon them a legend in substantially the following form:

"These shares are subject to the provisions of that certain Stockholders' and Voting Agreement, effective as of November 1, 2005 (as the same may be amended from time to time) that provides for certain restrictions on transfer and that may subject a stockholder to certain obligations or liabilities not otherwise imposed on stockholders in other corporations. A copy of the Stockholders' and Voting Agreement is on file at the principal executive offices of the Company and shall be furnished without charge to the holder of this certificate upon the receipt by the Company of a written request therefor from the holder. No registration or transfer of such securities will be made on the books of the Company unless and until the terms of the Stockholders' and Voting Agreement have been complied with."

3.02 Termination of Certain Restrictions. Notwithstanding Section 3.01, the restrictions imposed by Section 3.01(a) and the corresponding legend requirements shall terminate as to any Share (i) when and so long as such Share shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that the Shares may be transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by Section 3.01 shall terminate as to any Share as provided in this Section 3.02, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate evidencing such Shares not bearing the restrictive legend set forth in Section 3.01(a).

3.03 Filing of this Agreement. The parties hereto acknowledge and agree a copy of this Agreement shall be placed on file by the Company at its principal place of business and shall be subject to the same right of examination by any Stockholder, in person or by agent, attorney, or accountant, as are the books and records of the Company.

ARTICLE IV
VOTING

4.01 Voting Agreement. Stockholder hereby agrees that during the term of this Agreement, at any meeting of the holders of the shares of Common Stock, however called or in connection with any written consent of the holders of shares of Common Stock, Stockholder shall vote (or cause to be voted) all Shares subject to this Agreement of which he or she has Beneficial Ownership at the time of the vote as directed by Brown. Stockholder shall not enter into any agreement or understanding with any person, the effect of which would be inconsistent with the provisions of this Article IV.

4.02 Continuing Application. In the event of a Transfer by Stockholder of less than all of the Shares pursuant to Article II, the provisions of Section 4.01 shall continue to apply during the term of this Agreement to all Shares Beneficially Owned by the Stockholder.

4.03 Grant of Irrevocable Proxy.

    During the term of this Agreement, Stockholder hereby irrevocably appoints ("Irrevocable Proxy") Brown or, in his absence, Eugene Soltero or any other person who shall hereafter be designated in writing by Brown, said Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Shares, or grant a consent and approval in respect of such Shares, in accordance with the provisions of this Article IV.

    Stockholder represents that any proxies heretofore given in respect of the Shares either (i) are not irrevocable and that any such proxies are hereby revoked or (ii) are being expressly terminated by mutual consent of the parties to such proxies pursuant to Section 7.10 of this Agreement.

    Stockholder hereby affirms that the Irrevocable Proxy is given to secure the performance of the obligations of the Stockholder under this Agreement. Stockholder hereby affirms that the Irrevocable Proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms any act such proxy and attorney in fact may lawfully do or cause to be done by virtue hereof and that this irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the DGCL.

ARTICLE V
TERM AND ENFORCEMENT

5.01 Term. This Agreement shall expire or terminate upon the earliest of: (a) the distribution to the Stockholders of all proceeds (if any) distributable to them as the result of the cessation of business, bankruptcy, submission to receivership, or dissolution of the Company, (b) the distribution to the Stockholders of all proceeds (if any) distributable to them as the result of the sale of all or substantially all of the assets of the Company, (c) October 31, 2010, (d) upon written notice from Brown to Stockholder, or (e) as otherwise provided in the DGCL. No termination of this Agreement shall negate, limit, impair, or otherwise affect any right, remedy, obligation, or liability of any party hereto under this Agreement which matured or became applicable before such termination.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

6.01 Representations and Warranties. Stockholder severally represents and warrants to each of the other parties to this Agreement that:

  It is the record and beneficial owner of the Shares and that such Shares are owned free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements (other than this Agreement), and voting trusts, except as set forth and provided in the Retention Agreement;

  the execution, delivery and performance by the Stockholder of this Agreement does not breach any term or provision of or constitute a default under any material agreement, mortgage, deed of trust, contract or other commitment or instrument to which Stockholder is a party or by which Stockholder or its assets or properties are bound; and

  Stockholder has full power, authority and legal right to enter into this Agreement and to consummate the contemplated transactions.

ARTICLE VII
MISCELLANEOUS

7.01 Notices. All notices, demands, requests or other communications that may be or are required to be given, served or sent by either party to the other party pursuant to this Agreement will be in writing and will be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, nationally recognized overnight delivery service, telegram or facsimile transmission addressed to the address set forth below. Any party may designate by written notice a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

BROWN: 6510 Abrams Rd., Suite 300, Dallas, TX 75231

COMPANY: 6510 Abrams Rd., Suite 300, Dallas, TX 75231

RINBERG: 55

7.02 Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN DALLAS COUNTY, TEXAS.

7.03 Specific Enforcement. Stockholder acknowledges and agrees that a violation by it of any of the provisions of this Agreement will cause irreparable damage to the Company and the other stockholders and that the Company and the other stockholders will have no adequate remedy at law for such violation. Accordingly, each party hereto agrees that the Company and the non-violating stockholders shall be entitled as a matter of right to an injunction from any court of competent jurisdiction, restraining any further violation of such provision or affirmatively compelling such offender to carry out its obligations hereunder. Such right to injunctive relief shall be cumulative and in addition to whatever remedies the Company or non-violating stockholders may have at law.

7.04 Waiver. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right. A waiver by any party of any breach or covenant will not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the party or parties waiving such rights.

7.05 Severability and Reformation. The parties hereto intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance. Further, the illegal, invalid, or unenforceable provision shall be limited so that it will remain in effect to the fullest extent permitted by law.

7.06 Attorneys' Fees. If any action at law or in equity is brought by any party hereto to enforce the terms and conditions of this Agreement, the party in whose favor a final judgment is entered shall be entitled, in addition to any other relief which may be awarded, to recover from the other party or parties, its reasonable attorneys' fees, together with such prevailing party's other reasonable and necessary expenses incurred in connection with such litigation.

7.07 Binding Effect and Assignment. Subject to the restrictions against Transfer contained herein, this Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign its rights or obligations hereunder or any interest herein without obtaining the prior written consent of the Stockholder. The Stockholder may assign or transfer his rights under this Agreement to the extent permitted herein.

7.08 Amendment. No amendment to, or change, or discharge of, any provision of this Agreement will be valid unless it is in writing and signed by and authorized representative of the party or parties against which such amendment, change or discharge is sought to be enforced. This Agreement may be amended only by the written consent of all parties hereto.

7.9 Entire Agreement. This Agreement and the Retention Agreement represent the parties' entire agreement with respect to the subject matter of this Agreement and supersedes and replaces any prior agreement or understanding with respect to that subject matter. If there is any case in which this Agreement and the Retention Agreement are in conflict, the Retention Agreement shall prevail.

7.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

7.11 Further Acts. Each of the parties hereto shall perform all such further acts and execute all such additional documents as may be necessary or reasonably appropriate to effect the intent and purposes of this Agreement.

7.12 Gender and Plurals. Words denoting gender shall include the masculine, feminine and neuter. References in this Agreement to the singular number shall include the plural, and the plural number shall include the singular.

7.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument.

7.15 Relationship of Parties. Nothing contained in this Agreement will be deemed to create any agency, joint venture, partnership or similar relationship between the parties to this Agreement. Nothing contained in this Agreement will be deemed to authorize either party to this Agreement to bind or obligate the other party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

BROWN                                                                            COMPANY:

                                                                                            Zion Oil & Gas, Inc.,

____________                                             a Delaware corporation

John M. Brown

                                                                                            By: ____________

                                                                                            Name: Eugene A. Soltero
                                                                                            Title: Chief Executive Officer

STOCKHOLDER:

Richard J. Rinberg

EXHIBIT A

FORM OF JOINDER TO STOCKHOLDERS' AND VOTING AGREEMENT

The undersigned, [Name of Transferee], the successor in interest to ________________ ( __________________ ) shares of the Common Stock, par value $0.01 per share of Zion Oil & Gas, Inc., a Delaware corporation (the "Company") held by __________________ [Name of Transferor] (the "Stockholder"), does hereby, effective as of ______________, 20__ [Date of Signature], consent to and agree to be bound by the provisions of that certain Stockholders' and Voting Agreement dated as of November 1, 2005 (the "Stockholders' Agreement"), by and among the Company, the Stockholder and certain other Stockholders who are parties thereto. For purposes of this Joinder to Stockholders' and Voting Agreement, capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Stockholders' Agreement.

                                                                                           ACCEPTED AND AGREED:

                                                                                                  [Name of Entity]

                                                                                                 By:

                                                                                                 Name:

                                                                                                 Title: